                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 24, 2000


                                 dreamlife, inc.
--------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


            DELAWARE                  0-15586                52-1373960
--------------------------------------------------------------------------------
  (STATE OR OTHER JURISDICTION   (COMMISSION FILE          (IRS EMPLOYER
        OF INCORPORATION)             NUMBER)           IDENTIFICATION NO.)


   425 WEST 15TH STREET, SUITE 3R, NEW YORK, NEW YORK         10011
--------------------------------------------------------------------------------
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 313-9400


--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS.

         On July 24, 2000, dreamlife, inc. ("Dreamlife") entered into an offer letter (the "Lund Offer Letter") and a letter agreement with respect to registration rights (the "Registration Rights Agreement") with Peter A. Lund, Dreamlife's new Chief Executive Officer, in connection with Mr. Lund's compensation.

         The Lund Offer Letter provides for annual base salary to Mr. Lund of $300,000, subject to change at the discretion of the Board. The agreement also provides for a discretionary bonus that may be granted as determined by the Board and a deferred bonus of up to $3,000,000 payable in a lump sum on May 22, 2003, the third anniversary of the start of Mr. Lund's service as Chief Executive Officer. The deferred bonus vests with respect to 33 1/3% of the full bonus amount on May 22, 2001, the first anniversary of the start of Mr. Lund's service, and an additional 5.55% of the full bonus amount at the end of each following month until fully vested. The vesting of the deferred bonus accelerates (a) with respect to up to 25% of the full bonus amount if a change in control occurs with respect to Dreamlife and (b) with respect to the remaining unvested portion if Mr. Lund is terminated other than for cause prior to May 22, 2002. The agreement also contains confidentiality and non-competition provisions prohibiting Mr. Lund from competing against Dreamlife and disclosing trade secrets and other proprietary information.

         Dreamlife also plans to grant to Mr. Lund, subject to the effectiveness of a proposed amendment to the 1999 Employee Stock Option Plan, a ten-year non-statutory stock option under Dreamlife's 1999 Employee Stock Option Plan to purchase up to 2,400,000 shares of Dreamlife's common stock at $5.20 per share. Such option will vest, based on continued service to Dreamlife, as to 800,000 shares on May 22, 2001, and as to an additional 132,000 shares at the end of each following month until such option is fully vested in June 2002.

         As an inducement to Mr. Lund, CYL Development Holdings, LLC, a 19.1% shareholder of Dreamlife, has granted to Mr. Lund an option to purchase up to 100,000 shares of Dreamlife common stock held by CYL Development Holdings, LLC. Such option is exercisable for a period of five years commencing on May 21, 2000 at an exercise price of $4.75 per share. Dreamlife has granted to Mr. Lund piggyback registration rights with respect to the resale of the shares underlying the options pursuant to the terms of the Registration Rights Agreement.

ITEM 7. EXHIBITS.

            EXHIBITS                DESCRIPTION

             10.1 Offer letter by and between Peter A. Lund and dreamlife, inc. dated July 24, 2000.

             10.2 Letter agreement regarding registration rights by and between Peter A. Lund and dreamlife, inc. dated July 24, 2000.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                DREAMLIFE, INC.


Dated: July 25, 2000                            By: /s/ PHILICIA G. LEVINSON
                                                --------------------------------
                                                Philicia G. Levinson
                                                Chief Financial Officer

                                  EXHIBIT INDEX

          EXHIBIT NO.      DESCRIPTION
          -----------      -----------

                10.1 Offer letter by and between Peter A. Lund and dreamlife, inc. dated July 24, 2000.

                10.2 Letter agreement regarding registration rights by and between Peter A. Lund and dreamlife, inc. dated July 24, 2000.